EXHIBIT 99.3

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

         IN ADDITION, A PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF MARCH 30, 2005 (THE "PURCHASE AGREEMENT"), A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE
         OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS WARRANT.

                     ---------------------------------------

                                  ICEWEB, INC.

                        COMMON STOCK PURCHASE WARRANT "A"

Number of Shares: 2,000,000 post reverse split       Holder: Barron Partners LP
                                                     c/o Barron Capital
Original Issue Date: March 30, 2005                  Advisors LLC
                                                     Managing Partner
Expiration Date: March 30, 2010                      Attn: Andrew Barron Worden
                                                     730 Fifth Avenue, 9th Floor
Exercise Price per Share: $2.00 post reverse split   New York NY 10019
                                                     tel 212-659-7790
                                                     fax 646-607-2223

IceWEB, Inc., a company organized and existing under the laws of the State of Delaware (the "COMPANY"), hereby certifies that, for value received, BARRON PARTNERS LP, or its registered assigns (the "WARRANT HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company up to Two Million, post reverse split or One Hundred Sixty Million before the reverse split (2,000,000 or 160,000,000) shares (as adjusted from time to time as provided in Section 7, the "WARRANT SHARES") of common stock, $.001 par value (the "COMMON Stock"), of the Company at a price of Two Dollars and Zero Cents ($2.00) per Warrant Share post reverse split (as adjusted from time to time as provided in Section 7, the "EXERCISE PRICE"), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on March 30, 2010 (or eighteen months of effectiveness of a Registration Statement subsequent to the issuance hereof (such eighteen months to be extended by one month for each month or portion of a month during which a Registration Statement's effectiveness has lapsed or been suspended), whichever is longer)(the "Expiration Date"), and subject to the following terms and conditions:

         1. REGISTRATION OF WARRANT. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

         2. INVESTMENT REPRESENTATION. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the "1933 ACT") and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. "PERSON" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

         3. VALIDITY OF WARRANT AND ISSUE OF SHARES. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. REGISTRATION OF TRANSFERS AND EXCHANGE OF WARRANTS.

         a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 9. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

         b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         5. EXERCISE OF WARRANTS.

         a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 9, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

         b. A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

         c. This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

         d. (i) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "NET NUMBER" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

                          Net Number = (A x (B - C))/B

                  (ii) For purposes of the foregoing formula:

                  A= the total number shares with respect to which this Warrant is then being exercised.

                  B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

                  C= the Warrant Exercise Price then in effect at the time of such exercise.

         e. The holder of this Warrant agrees not to elect a Cashless Exercise for a period of six (6) months. The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the Warrant Shares.

         6. MAXIMUM EXERCISE. The Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Warrant Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Warrant Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be revoked upon sixty-one (61) days prior notice from the Warrant Holder to the Company. The Warrant Holder may allocate which of the equity of the Company deemed beneficially owned by the Warrant Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

         7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

         a. ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

         b. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "EFFECTIVE DATE"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

         c. CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

         d. THE COMPANY FAILS TO MEET CERTAIN EARNINGS PER SHARE PROJECTIONS. In the event the Company earns between $.20 and $.002 per share (where such earnings in this paragraph shall always be defined as earnings on a fully taxed fully diluted basis as reported for the 12 month period ended March 31st 2006 from recurring operations before any non recurring items), the warrant exercise price shall be reduced proportionately by 0% if the earnings are $.20 per share and by 99% if the earnings are $.002 per share. For example, if the Company earns $.15 per share, or 25% below $.20 per share, then the warrant exercise price shall be reduced by 25%. Such reduction shall be made at the time the March 31st, 2006 financial results are reported and shall be made from the starting exercise price of the warrants being the exercise price of the warrants at that time, and shall be cumulative upon any other changes to the exercise price of the warrant that may already have been made. In the event the Company earns below $.002, or has a loss, the warrant exercise price shall be reduced by 99%.

         e. THE COMPANY SELLS, GRANTS OR ISSUES ANY SHARES, OPTIONS, WARRANTS, OR ANY INSTRUMENT CONVERTIBLE INTO SHARES OR EQUITY IN ANY FORM BELOW $2.00 PER SHARE. In the event the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $2.00 per share the warrant exercise price shall be reduced proportionately.

For example, if the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form at $1.60 per share, or 20% below $2.00 per share, then the warrant exercise price shall be reduced by 20%. Such reduction shall be made at the time such transaction is made, and shall be cumulative upon any other changes to the exercise of the warrant that may already have been made.

         8. CALL BY THE COMPANY. If, during the period from date of six months and one day after the date of initial issuance of this Warrant to expiration date of the Warrant, the closing public market price of the Company's common stock is equal to or in excess of $2.85 for a period of twenty (20) consecutive Trading Days and there is an effective Registration Statement covering the shares of Common Stock underlying this Warrant ("Automatic Exercise") during such twenty (20) consecutive day period, the Company shall provide the Holder with notice of such Automatic Exercise ("Automatic Exercise Notice"). Upon receipt of the Automatic Exercise Notice, the Holder must (i) exercise, in whole, this Warrant within forty-five (45) days; or (ii) notify the Company of its intent to transfer this Warrant pursuant to Section 4 of this Warrant. In the event Holder elects to transfer this Warrant pursuant to Section 4 of this Warrant, then the subsequent holder of this Warrant must exercise this Warrant on or before the forty-fifth (45) day after notification of intent to transfer this Warrant. In the event that this Warrant is exercised, the Holder must deliver to the Company at its office at 205 VanBuren Street, Suite 420, Herndon, Virginia 20170, on or before 5:00 p.m., Eastern Time, on the required date, (i) Form of Election to Purchase properly executed and completed by Holder or an authorized officer thereof, (ii) a check payable to the order of the Company, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Exercise Notice, and (iii) this Warrant. If the Holder does not exercise this Warrant within forty-five (45) days from receipt of the Automatic Exercise Notice or, in the event that this Warrant has been transferred pursuant to Section 4 of this Warrant, the subsequent holder of this Warrant does not exercise this Warrant within forty-five (45) days after notification of intent to transfer this Warrant, then this Warrant will expire.

         9. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

         10. SALE OR MERGER OF THE COMPANY. In the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity, the 4.99% restriction will immediately be released and the Warrant Holder will have the right to exercise the warrants concurrent with the sale.

         11. NOTICE OF INTENT TO SELL OR MERGE THE COMPANY. The Company will give Warrant Holder seventy (70) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity

         12. ISSUANCE OF SUBSTITUTE WARRANT. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

         13. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or
(iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

                  If to the Company:

                  ICEWEB, INC.
                  205 VanBuren Street, Suite 420
                  Herndon, VA 20170
                  Attention: John Signorello, CEO


                  If to the Warrant Holder:

                  Barron Partners LP
                  Barron Capital Advisors LLC,
                  Managing Partner
                  Attn: Andrew Barron Worden
                  730 Fifth Avenue, 9th Floor
                  New York NY 10019
                  tel 212-659-7790

         14. MISCELLANEOUS.

         a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

         b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

         c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

         d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

         e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.




                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.


ICEWEB, INC., a Delaware corporation



By: /s/ John R. Signorello
    ----------------------
Name: John R. Signorello
Its:  President and Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)


To:  ICEWEB, INC.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock ("Common Stock"), $.001 par value, of IceWEB, Inc, Inc and encloses the warrant and $____ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.


The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

_______________________________________

_______________________________________

_______________________________________
(Please print name and address)


_______________________________________
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_______________________________________

_______________________________________

_______________________________________
(Please print name and address)

Dated:  ___________________             Name of Warrant Holder:


                                        (Print) ________________________________

                                        (By:) __________________________________


                                        (Name:) ________________________________

                                        (Title:) _______________________________

                                        Signature must conform in all respects
                                        to name of Warrant Holder as specified
                                        on the face of the Warrant

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

         IN ADDITION, A PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF MARCH 30, 2005 (THE "PURCHASE AGREEMENT"), A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE
         OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS WARRANT.

                     ---------------------------------------

                                  ICEWEB, INC.

                        COMMON STOCK PURCHASE WARRANT "B"

Number of Shares:  1,250,000 post reverse split      Holder: Barron Partners LP
                                                     c/o Barron Capital
Original Issue Date:  March 30, 2005                 Advisors LLC
                                                     Managing Partner
Expiration Date: March 30, 2010                      Attn: Andrew Barron Worden
                                                     730 Fifth Avenue, 9th Floor
Exercise Price per Share: $4.80 post reverse         New York NY 10019
                                                     tel 212-659-7790
                                                     fax 646-607-2223

IceWEB, Inc., a company organized and existing under the laws of the State of Delaware (the "COMPANY"), hereby certifies that, for value received, BARRON PARTNERS LP, or its registered assigns (the "WARRANT HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company up to One Million, Two Hundred Fifty Thousand post reverse split or One Hundred Million before the reverse split (1,250,000 or 100,000,000) shares (as adjusted from time to time as provided in Section 7, the "WARRANT SHARES") of common stock, $.001 par value (the "COMMON STOCK"), of the Company at a price of Four Dollars and Eighty Cents ($4.80) per Warrant Share post reverse split (as adjusted from time to time as provided in Section 7, the "EXERCISE PRICE"), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on March 30, 2010 (or eighteen months of effectiveness of a Registration Statement subsequent to the issuance hereof (such eighteen months to be extended by one month for each month or portion of a month during which a Registration Statement's effectiveness has lapsed or been suspended), whichever is longer)(the "Expiration Date"), and subject to the following terms and conditions:

         1. REGISTRATION OF WARRANT. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

         2. INVESTMENT REPRESENTATION. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the "1933 ACT") and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. "PERSON" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

         3. VALIDITY OF WARRANT AND ISSUE OF SHARES. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. REGISTRATION OF TRANSFERS AND EXCHANGE OF WARRANTS.

         a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 9. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

         b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         5. EXERCISE OF WARRANTS.

         a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 9, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

         b. A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

         c. This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

         d. (i) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "NET NUMBER" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

                          Net Number = (A x (B - C))/B

                  (ii) For purposes of the foregoing formula:

                  A= the total number shares with respect to which this Warrant is then being exercised.

                  B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

                  C= the Warrant Exercise Price then in effect at the time of such exercise.

         e. The holder of this Warrant agrees not to elect a Cashless Exercise for a period of six (6) months. The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the Warrant Shares.

         6. MAXIMUM EXERCISE. The Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Warrant Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Warrant Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be revoked upon sixty-one (61) days prior notice from the Warrant Holder to the Company. The Warrant Holder may allocate which of the equity of the Company deemed beneficially owned by the Warrant Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

         7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

         a. ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

         b. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "EFFECTIVE DATE"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

         c. CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

         e. THE COMPANY SELLS, GRANTS OR ISSUES ANY SHARES, OPTIONS, WARRANTS, OR ANY INSTRUMENT CONVERTIBLE INTO SHARES OR EQUITY IN ANY FORM BELOW $4.80 PER SHARE. In the event the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $4.80 per share the warrant exercise price shall be reduced proportionately. For example, if the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form at $3.84 per share, or 20% below $4.80 per share, then the warrant exercise price shall be reduced by 20%. Such reduction shall be made at the time such transaction is made, and shall be cumulative upon any other changes to the exercise of the warrant that may already have been made.

         8. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

         9. SALE OR MERGER OF THE COMPANY. In the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity, the 4.99% restriction will immediately be released and the Warrant Holder will have the right to exercise the warrants concurrent with the sale.

         10. NOTICE OF INTENT TO SELL OR MERGE THE COMPANY. The Company will give Warrant Holder seventy (70) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity

         11. ISSUANCE OF SUBSTITUTE WARRANT. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

         12. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or
(iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

                  If to the Company:
                  ICEWEB, INC.
                  205 VanBuren Street, Suite 420
                  Herndon, VA 20170
                  Attention: John Signorello, CEO


                  If to the Warrant Holder:

                  Barron Partners LP
                  Barron Capital Advisors LLC,
                  Managing Partner
                  Attn: Andrew Barron Worden
                  730 Fifth Avenue, 9th Floor
                  New York NY 10019
                  tel 212-659-7790

         13. MISCELLANEOUS.

         a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

         b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

         c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

         d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

         e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.




                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.


ICEWEB, INC., a Delaware corporation



By:
    ----------------------
Name: John R. Signorello
Its:  President and Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)


To:  ICEWEB, INC.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock ("Common Stock"), $.001 par value, of IceWEB, Inc, Inc and encloses the warrant and $____ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.


The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

_______________________________________

_______________________________________

_______________________________________
(Please print name and address)


_______________________________________
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_______________________________________

_______________________________________

_______________________________________
(Please print name and address)

Dated:  ___________________             Name of Warrant Holder:


                                        (Print) ________________________________

                                        (By:) __________________________________


                                        (Name:) ________________________________

                                        (Title:) _______________________________

                                        Signature must conform in all respects
                                        to name of Warrant Holder as specified
                                        on the face of the Warrant

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

         IN ADDITION, A PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF MARCH 30, 2005 (THE "PURCHASE AGREEMENT"), A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE
         OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS WARRANT.

                     ---------------------------------------

                                  ICEWEB, INC.

                        COMMON STOCK PURCHASE WARRANT "C"

Number of Shares:  1,250,000 post reverse split      Holder: Barron Partners LP
                                                     c/o Barron Capital
Original Issue Date:  March 30, 2005                 Advisors LLC
                                                     Managing Partner
Expiration Date: March 30, 2010                      Attn: Andrew Barron Worden
                                                     730 Fifth Avenue, 9th Floor
Exercise Price per Share: $9.60 post reverse         New York NY 10019
                                                     tel 212-659-7790
                                                     fax 646-607-2223

IceWEB, Inc., a company organized and existing under the laws of the State of Delaware (the "COMPANY"), hereby certifies that, for value received, BARRON PARTNERS LP, or its registered assigns (the "WARRANT HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company up to One Million, Two Hundred Fifty Thousand post reverse split or One Hundred Million before the reverse split (1,250,000 or 100,000,000) shares (as adjusted from time to time as provided in Section 7, the "WARRANT SHARES") of common stock, $.001 par value (the "COMMON STOCK"), of the Company at a price of Nine Dollars and Sixty Cents ($9.60) per Warrant Share post reverse split (as adjusted from time to time as provided in Section 7, the "EXERCISE PRICE"), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on March 30, 2010 (or eighteen months of effectiveness of a Registration Statement subsequent to the issuance hereof (such eighteen months to be extended by one month for each month or portion of a month during which a Registration Statement's effectiveness has lapsed or been suspended), whichever is longer)(the "Expiration Date"), and subject to the following terms and conditions:

         1. REGISTRATION OF WARRANT. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

         2. INVESTMENT REPRESENTATION. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the "1933 ACT") and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. "PERSON" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

         3. VALIDITY OF WARRANT AND ISSUE OF SHARES. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. REGISTRATION OF TRANSFERS AND EXCHANGE OF WARRANTS.

         a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 9. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

         b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         5. EXERCISE OF WARRANTS.

         a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 9, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

         b. A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

         c. This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

         d. (i) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "NET NUMBER" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

                          Net Number = (A x (B - C))/B

                  (ii) For purposes of the foregoing formula:

                  A= the total number shares with respect to which this Warrant is then being exercised.

                  B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

                  C= the Warrant Exercise Price then in effect at the time of such exercise.

         e. The holder of this Warrant agrees not to elect a Cashless Exercise for a period of six (6) months. The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the Warrant Shares.

         6. MAXIMUM EXERCISE. The Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Warrant Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Warrant Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be revoked upon sixty-one (61) days prior notice from the Warrant Holder to the Company. The Warrant Holder may allocate which of the equity of the Company deemed beneficially owned by the Warrant Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

         7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

         a. ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

         b. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "EFFECTIVE DATE"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

         c. CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

         d. THE COMPANY SELLS, GRANTS OR ISSUES ANY SHARES, OPTIONS, WARRANTS, OR ANY INSTRUMENT CONVERTIBLE INTO SHARES OR EQUITY IN ANY FORM BELOW $9.60 PER SHARE. In the event the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $9.60 per share the warrant exercise price shall be reduced proportionately. For example, if the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form at $7.68 per share, or 20% below $7.68 per share, then the warrant exercise price shall be reduced by 20%. Such reduction shall be made at the time such transaction is made, and shall be cumulative upon any other changes to the exercise of the warrant that may already have been made.

         8. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

         9. SALE OR MERGER OF THE COMPANY. In the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity, the 4.99% restriction will immediately be released and the Warrant Holder will have the right to exercise the warrants concurrent with the sale.

         10. NOTICE OF INTENT TO SELL OR MERGE THE COMPANY. The Company will give Warrant Holder seventy (70) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity

         11. ISSUANCE OF SUBSTITUTE WARRANT. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

         12. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or
(iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

                  If to the Company:
                  ICEWEB, INC.
                  205 VanBuren Street, Suite 420
                  Herndon, VA 20170
                  Attention: John Signorello, CEO


                  If to the Warrant Holder:

                  Barron Partners LP
                  Barron Capital Advisors LLC,
                  Managing Partner
                  Attn: Andrew Barron Worden
                  730 Fifth Avenue, 9th Floor
                  New York NY 10019
                  tel 212-659-7790

         13. MISCELLANEOUS.

         a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

         b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

         c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

         d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

         e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.




                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.


ICEWEB, INC., a Delaware corporation



By:
    ----------------------
Name: John R. Signorello
Its:  President and Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)


To:  ICEWEB, INC.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock ("Common Stock"), $.001 par value, of IceWEB, Inc, Inc and encloses the warrant and $____ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.


The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

_______________________________________

_______________________________________

_______________________________________
(Please print name and address)


_______________________________________
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_______________________________________

_______________________________________

_______________________________________
(Please print name and address)

Dated:  ___________________             Name of Warrant Holder:


                                        (Print) ________________________________

                                        (By:) __________________________________


                                        (Name:) ________________________________

                                        (Title:) _______________________________

                                        Signature must conform in all respects
                                        to name of Warrant Holder as specified
                                        on the face of the Warrant